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                                 Exhibit 10.2.2
                            SECOND AMENDMENT TO THE
                          NORRELL CORPORATION EMPLOYEE
                              STOCK PURCHASE PLAN
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         SECOND AMENDMENT TO THE
         NORRELL CORPORATION EMPLOYEE STOCK PURCHASE PLAN


         THIS SECOND AMENDMENT to the Norrell Corporation Employee Stock Purchase Plan (the "Plan") is made on this 28th day of August, 1997, by Norrell Corporation (the "Company"), to be effective as of September 30, 1997.

                              W I T N E S S E T H :

         WHEREAS, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company desires to amend the Plan as provided herein;

         NOW, THEREFORE, Section 4(b) of the Plan hereby is amended by deleting subparagraphs (i) and (ii) thereof and substituting the following in lieu thereof:

                           (i) any Employee who, as of the Offering Date (as defined below) of a Purchase Period, has been employed by the Company and/or one of its Subsidiaries for less than three consecutive months;

                           (ii) any Employee who has not completed 250 hours of service with the Company and/or one of its Subsidiaries in any calendar quarter; and

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Second Amendment on the date first written above.

                               NORRELL CORPORATION


                               By:  /s/ M. L. SMITH
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                                   Title: Vice President of Compensation and
                                          Benefits
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